Exhibit 10oo(ii)
                                                              ----------------
                         DISPOSITION OF STOCK OPTIONS

                      Pacific Telesis Group Stock Options
                      and Stock Appreciation Rights Plan

          Treatment of Options and Appreciation Rights on Separation
               Establishment of Loan Program for Option Exercise


RESOLVED that, effective as of the date of separation of PacTel Corporation and its wireless subsidiaries from the corporation and its other subsidiaries, the Compensation and Personnel Committee is authorized and directed, subject to the requirements and limitations of any applicable law, to make the following changes to the Pacific Telesis Group Stock Option and Stock Appreciation Rights Plan (the "Plan"):

     1. With the approval of the Board of Directors of PacTel Corporation, all stock options and stock appreciation rights in the corporation's common stock outstanding under the Plan as of the date of separation will be replaced as follows:

          a. Outstanding stock option and stock appreciation rights in the corporation's common stock held by employees of PacTel Corporation as of the date of separation will be substituted with stock options and stock appreciation rights in PacTel Corporation's common stock, the number to be determined at separation.

          b. Outstanding stock options and stock appreciation rights in the corporation's stock held by employees of the corporation as of the date of separation will be replaced with a combination of stock options and stock appreciation rights in both the corporation's common stock and PacTel Corporation's common stock in the same ratio to be applied to outstanding shares of the corporation's common stock at separation.

          c. Outstanding stock options and stock appreciation rights in the corporations's stock held by former employees of the corporation and its subsidiaries (including PacTel Corporation and its subsidiaries) who retired before the date of separation will be replaced with a combination of stock options and stock appreciation rights in both the corporation's common stock and PacTel Corporation's common stock in the same ratio to be applied to outstanding shares of the corporation's common stock at separation.

          d. Outstanding stock options and stock appreciation rights in the corporation's stock held by non-employee directors of PacTel Corporation as of the date of separation will be substituted with stock options and stock appreciation rights in PacTel Corporation's common stock, the number to be determined at separation.

          e. Outstanding stock options and stock appreciation rights in the corporation's stock held by non-employee directors of the corporation as of the date of separation will be replaced with a combination of stock options and stock appreciation rights in both the corporation's common stock and PacTel Corporation's common stock in the same ratio to be applied to outstanding shares of the corporation's common stock at separation.

          f. The exercise price for all such substituted or replaced stock options and stock appreciation rights will be adjusted so that there is not net change in the "spread" between the aggregate exercise prices of such options and rights and the fair market value of the underlying common stock immediately before the date of separation and the aggregate exercise prices of such options and rights and the fair market value of the underlying stock as of the date of separation, determined based on an average of the fair market value of the corporation's and PacTel Corporation's common stock over a 10-business-day period preceding the date of separation.

     2. With the approval if the PacTel Corporation Board of Directors and as of the date of separation:

          a. PacTel Corporation will assume all obligations with respect to the substituted stock options and stock appreciation rights in PacTel Corporation's common stock held by employees of PacTel corporation under the Plan.

          b. The PacTel Corporation Board of Directors or a committee or such individuals designated by it will administer the stock options and stock appreciation rights in PacTel Corporation's common stock held by employees of PacTel Corporation under the Plan.

     3. The Compensation and Personnel Committee will continue to administer stock options and stock appreciation rights in the corporation's common stock and in PacTel Corporation's common stock held by employees of the corporation under the Plan.

     4. The corporation will acquire sufficient PacTel Corporation common stock to meet the obligations of the corporation under the Plan to employees, retirees and non-employee directors of the corporation as of the date of separation, as follows:

          a. If feasible and appropriate as determined by the Compensation and Personnel Committee and with final approval by this Board, as soon as practicable after the date of separation the corporation will acquire and hold in trust sufficient PacTel Corporation common stock to meet such obligations.








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


          b. Alternatively (if the trust mechanism is determined not feasible or appropriate), at the time an optionee exercises his or her option the corporation will acquire PacTel Corporation common stock sufficient to meet such obligations.

and be it

     FURTHER RESOLVED that the officers of this corporation, and any one of them, are authorized and directed, in the name and on behalf of this corporation, to execute and deliver amendments to the agreements relating to Options granted under the Plan relating to the replacement of such Options referred to hereinabove;

and be it

     FURTHER RESOLVED that, effective as of July 1, 1993, the Compensation and Personnel Committee is authorized and directed, subject to the requirements and limitations of any applicable law, to amend the Plan to establish a corporate loan program for the purpose of assisting employees who wish to exercise stock options;

and be it

     FURTHER RESOLVED that the officers of this corporation, and any one of them, are authorized and directed, in the name and on the behalf of this corporation, to do any and all other acts and things, to make any and all determinations, and to execute any and all other documents that they deem necessary or advisable to effectuate the purposes of these resolutions




Board of Directors
Pacific Telesis Group
April 23, 1993





















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